UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee previously paid with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Letter to Barnwell Industries, Inc. Stockholders
From Our Secretary and General Counsel

Dear Fellow Stockholders:

On behalf of Barnwell Industries, Inc. (“Barnwell” or the “Company”), I would like to thank you for your continued investment in the Company and for the confidence you have placed in Barnwell’s board of directors (the “Board”) and management to oversee your interests in our company.

Your vote at the 2025 Annual Meeting is critical to Barnwell’s future. As you may have seen, the 2025 Annual Meeting was originally scheduled for May 29, 2025 to consider and vote upon the proposals identified in proxy statement previously sent to you and filed with the U.S. Securities and Exchange Commission. However, the 2025 Annual Meeting was adjourned on several separate occasions due to the Sherwood Group’s withholding of proxies it actively solicited to defeat a quorum. The 2025 Annual Meeting has now been rescheduled for September 10, 2025 with a new record date of July 21, 2025. If you were a stockholder of record on the original record date of April 14, 2025 and previously submitted a proxy for the 2025 Annual Meeting to the Company, which proxy has not subsequently been revoked, and continue to be a stockholder of record on the new record date of July 21, 2025, you do not need to take any further action for any previously cast votes to be counted at the 2025 Annual Meeting. However, you may change your vote or revoke your proxy at any time before it is voted at the 2025 Annual Meeting.

Barnwell’s Board recommends that you vote “FOR” the election of all four of its nominees (Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz and Philip J. McPherson), each of whom is highly qualified. You may have received, and may continue to receive, solicitation materials from the Sherwood Group, including proxy statements and green proxy cards. Barnwell is not responsible for the accuracy or completeness of any information provided by or relating to the Sherwood Group contained in solicitation materials filed or disseminated by or on behalf of the Sherwood Group or any other statements the Sherwood Group may make.

We strongly urge you to discard and NOT vote using any green proxy card sent to you by the Sherwood Group. If you are a record holder on the new record date and have not previously submitted a proxy or, alternatively, you have previously voted using a green proxy card sent to you by the Sherwood Group, we urge you to submit a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the Notice of Internet Availability, or if you received a paper copy of the proxy materials, complete, date, sign and promptly return the enclosed WHITE proxy card whether or not you expect to attend the 2025 Annual Meeting.

Only your latest validly executed proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting as described in the accompanying proxy statement. Remember, if you have already voted on the Company’s WHITE proxy card and do not wish to change your vote, no further action is necessary.

Your vote is extremely important to the future of Barnwell no matter how many or how few shares you own. Whether or not you expect to attend the 2025 Annual Meeting, please vote and submit your proxy over the Internet, by telephone or by mail. If you are a beneficial owner of the Company’s shares, the availability of telephone and internet voting will depend on the voting process of the broker or nominee. If you have any questions or require any assistance with voting your shares, please call Barnwell’s proxy solicitor:

OKAPI PARTNERS LLC
Stockholders may call toll free at +1 (877) 869-0171 or
contact them by email at: barnwell@okapipartners.com

We will continue to work diligently in 2025 and beyond to help ensure that Barnwell delivers for our stockholders. On behalf of the Company, thank you for your support. We look forward to hearing your perspectives at the 2025 Annual Meeting and throughout the remainder of the year ahead.

Sincerely,

/s/ Alexander Kinzler

Alexander Kinzler
Secretary and General Counsel

EXPLANATORY NOTE

This revised definitive proxy statement (this “Proxy Statement”) of Barnwell Industries, Inc. (the “Company”) amends, restates and supersedes the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on April 28, 2025 (as supplemented on May 22, 2025, the “Original Proxy Statement”) in all respects. The Original Proxy Statement was filed in connection with the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”).

The 2025 Annual Meeting was originally scheduled for May 29, 2025 to consider and vote upon the proposals identified in the Original Proxy Statement, but was adjourned on several separate occasions due to Ned L. Sherwood (“Sherwood”) and certain of his affiliates (collectively, the “Sherwood Group”) withholding proxies the Sherwood Group actively solicited to defeat a quorum. The 2025 Annual Meeting has been rescheduled and will be held on September 10, 2025, at 9:00 a.m., Hawaii Standard Time, at Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii. In light of the new date for the 2025 Annual Meeting, the new record date for the 2025 Annual Meeting is July 21, 2025 (the “New Record Date”). Stockholders of record at the close of business on the New Record Date are entitled to notice of and to vote at the 2025 Annual Meeting and any adjournment or postponement thereof.

BARNWELL INDUSTRIES, INC.

Amended Notice of 2025 Annual Meeting of Stockholders

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC. (“Barnwell” or the “Company”), a Delaware corporation, will be held on September 10, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (the “2025 Annual Meeting” or “Annual Meeting”), for the following purposes:

(1)
the election of the four nominees to the Company’s Board of Directors (the “Board” or the “Board of Directors”) named in the Company’s Proxy Statement and on the enclosed WHITE proxy card to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified (“Proposal No. 1”);

(2)	the ratification of the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2025 (“Proposal No. 2”); and

(3)	transacting any other business which may properly come before the 2025 Annual Meeting.

In order to take advantage of the less costly notice and access method for delivering the Company’s proxy materials, the Board has rescheduled the 2025 Annual Meeting to September 10, 2025. This amended notice of meeting relates to the rescheduled 2025 Annual Meeting, which was previously adjourned to September 3, 2025, and which meeting will be convened solely for the purpose of further adjourning the 2025 Annual Meeting to the rescheduled date of September 10, 2025.

The 2025 Annual Meeting was originally scheduled for May 29, 2025 (the “Original Meeting Date”), but due to a lack of a quorum, was adjourned to June 2, 2025 and subsequently to June 17, 2025, at which only stockholders of record at the close of business on April 14, 2025 (the “Original Record Date”) were entitled to vote. The 2025 Annual Meeting was subsequently adjourned and will now be held on September 10, 2025 with a new record date of July 21, 2025 (the “New Record Date”). Only stockholders of record holding shares of our common stock, par value $0.50 per share (the “Common Stock”), at the close of business on the New Record Date are entitled to notice of, and to vote at, the 2025 Annual Meeting. If you were a stockholder of record on the Original Record Date and previously submitted a proxy for the Annual Meeting to the Company, which proxy has not subsequently been revoked, and continue to be a stockholder of record on the New Record Date, you do not need to take any further action for any previously cast votes to be counted at the 2025 Annual Meeting. However, you may change your vote or revoke your proxy at any time before it is voted at the 2025 Annual Meeting.

The accompanying proxy statement (including all annexes attached thereto and as revised and supplemented from time to time, the “Proxy Statement”) provides detailed information about the matters to be considered at the 2025 Annual Meeting.

We strongly encourage you to read the accompanying Proxy Statement carefully and to use the enclosed WHITE proxy card to vote for the Board of Directors’ nominees, and in accordance with the Board of Directors’ recommendations on the other proposal, as soon as possible. Regardless of whether you plan to attend the 2025 Annual Meeting in person, you may vote your shares by telephone or over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials, or, if you requested a hard copy of the proxy materials, by completing and returning the WHITE proxy card or voting instruction form to the Company. Because  of the Defective Sherwood Nomination Notice (as defined below), we have not included the Sherwood Group’s nominees on the Company’s WHITE proxy card.

It is extremely important that your shares be represented and voted at the 2025 Annual Meeting so that the Company may reach a quorum as required under its Bylaws to transact business, including the election of directors to the Company’s Board. As you may be aware, the Sherwood Group has, and may continue to, actively solicit proxies from Company stockholders on its green proxy card and has been withholding such proxy cards from the Company in an attempt to defeat a quorum and prevent the transaction of Company business.

Prior to the Original Meeting Date, the Board determined that a nomination notice submitted by the Sherwood Group (the “Defective Sherwood Nomination Notice”) for the election of directors at the 2025 Annual Meeting was defective and invalid under the Company’s Amended and Restated By-Laws (the “Bylaws”). The Board’s decision to invalidate the Defective Sherwood Nomination Notice was upheld by the Delaware Court of Chancery in advance of the Original Meeting Date (the “Court Decision”). For additional details on the litigation related to the Defective Sherwood Nomination Notice, see “Certain Litigation” within the Proxy Statement.

Accordingly, the Board will not permit the Sherwood Nominees to be presented for election at the 2025 Annual Meeting and the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this Proxy Statement does not include the names of the Sherwood Nominees on a “universal proxy card.” Nonetheless, you may have received, and may continue to receive, solicitation materials from the Sherwood Group, including a proxy statement and green proxy card. We strongly urge you to disregard such materials. We are not responsible for the accuracy of any information provided by or relating to the Sherwood Group or its disqualified director nominees contained in solicitation materials filed or disseminated by or on behalf of the Sherwood Group or any other statements the Sherwood Group or its representatives may make.

THE BOARD RECOMMENDS VOTING “FOR” THE ELECTION OF THE BOARD’S NOMINEES (KENNETH S. GROSSMAN, JOSHUA S. HOROWITZ, CRAIG D. HOPKINS AND PHILIP J. MCPHERSON) UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2 BY FOLLOWING THE INSTRUCTIONS ON THE NOTICE OF INTERNET AVAILABILITY SENT TO YOU OR BY RETURNING THE ENCLOSED WHITE PROXY CARD. THE BOARD URGES YOU NOT TO SIGN, RETURN OR VOTE ANY PROXY CARD THAT MAY BE SENT TO YOU BY THE SHERWOOD GROUP, AS DOING SO WILL REVOKE ANY PREVIOUS WHITE PROXY CARD YOU PREVIOUSLY SUBMITTED AND POTENTIALLY HINDER THE ABILITY OF THE COMPANY TO REACH A QUORUM.

It is extremely important that your shares be represented and voted at the 2025 Annual Meeting. Whether or not you plan to attend the 2025 Annual Meeting, please vote as soon as possible. We urge you to vote your shares by telephone or over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials, or, if you requested a hard copy of the proxy materials, by completing and returning the enclosed WHITE proxy card or voting instruction form, even if you plan to attend the 2025 Annual Meeting, so that if you are unable to attend the 2025 Annual Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the 2025 Annual Meeting. If you should be present at the 2025 Annual Meeting and desire to vote in person, you may withdraw your proxy. If your shares are held in the name of a broker, bank or other holder of record, please vote using the WHITE voting instruction form provided from the holder of record or follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your shares over the Internet or by telephone. Remember, if you have already voted on the Company’s WHITE proxy card and do not wish to change your vote, no further action is necessary. Please note that in order to be permitted entrance to the 2025 Annual Meeting you will be asked to present proof that you are a stockholder of the Company as well as valid government-issued picture identification, such as a driver’s license or passport. The use of cameras, recording devices and other electronic devices (including mobile phones) will be prohibited at the 2025 Annual Meeting.

Please carefully review the instructions on each of your voting options described in this Proxy Statement, as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. If you have any questions, please contact Okapi Partners LLC (“Okapi”), our proxy solicitor assisting us in connection with the 2025 Annual Meeting. Stockholders may call Okapi toll free at +1 (877) 869-0171 or contact them by email at: barnwell@okapipartners.com.

Regardless of the number of shares of our common stock that you own, your vote will be very important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials, or, if you requested a hard copy of the proxy materials, by completing and returning the enclosed WHITE proxy card or voting instruction form to the Company. Thank you for your continued support, interest and investment in Barnwell Industries, Inc.

By Order of the Board of Directors,

/s/ Alexander C. Kinzler
ALEXANDER C. KINZLER Secretary

Dated: July 25, 2025

This Amended Notice of 2025 Annual Meeting of Stockholders and Proxy Statement are first being distributed or made available, as the case may be, on or about July 25, 2025.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON SEPTEMBER 10, 2025

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”). We believe this method is efficient, expedites our stockholders’ safe receipt of proxy materials, conserves natural resources, and significantly reduces the Company’s overall cost for the Annual Meeting.

On or about July 25, 2025, we will mail to all stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting by telephone or on the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of proxy materials, including the accompanying Proxy Statement, form of WHITE proxy card or voting instruction form and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended by Form 10-K/A Amendment No. 1 (together, the “2024 Annual Report”).

The Proxy Statement and the 2024 Annual Report are also both available on the Internet at http://www.okapivote.com/BRN2025AGM, under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com and on the SEC’s website (http://www.sec.gov). Information on our website does not constitute part of the Company’s proxy solicitation materials.

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this Proxy Statement or the Company’s other proxy solicitation materials.

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	11

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2025 ANNUAL MEETING	11

BACKGROUND TO THE SOLICITATION	19

CERTAIN LITIGATION	26

SOLICITATION AND REVOCATION OF PROXIES	27

PROPOSAL NO. 1 ELECTION OF DIRECTORS	29

NOMINEES TO THE BOARD OF DIRECTORS	31

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT	36

COMPENSATION COMMITTEE	36

NAMED EXECUTIVE OFFICERS OF THE COMPANY	37

EXECUTIVE COMPENSATION	37

DIRECTOR COMPENSATION	40

AUDIT COMMITTEE	40

REPORT OF THE AUDIT COMMITTEE	41

EXECUTIVE COMMITTEE	42

NOMINATING COMMITTEE	42

RESERVES COMMITTEE	43

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43

PROPOSAL NO. 2 RATIFICATION OF THE APPOINTMENT OF Weaver and Tidwell, L.L.P. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2025	45

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	45

CODE OF ETHICS	46

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING	47

GENERAL	48

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION	50

APPENDIX A - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION	51

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GENERAL INFORMATION

The Board of Directors (the “Board”) of Barnwell Industries, Inc. (“Barnwell” or the “Company”) is soliciting the enclosed proxy to be used at the Company’s 2025 Annual Meeting of Stockholders for the purposes set forth in the accompanying Amended Notice of 2025 Annual Meeting of Stockholders. The Proxy Statement, form of WHITE proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as amended by Form 10-K/A Amendment No. 1 (together, the “2024 Annual Report”) are being distributed or made available to the Company’s stockholders on or about July 25, 2025.

The 2025 Annual Meeting was originally scheduled for May 29, 2025 (the “Original Meeting Date”), but due to a lack of a quorum, was adjourned to June 2, 2025 and subsequently to June 17, 2025, at which only stockholders of record at the close of business on April 14, 2025 (the “Original Record Date”) were entitled to vote. The Board has set September 10, 2025 as the new date for the 2025 Annual Meeting. Stockholders of record at the close of business on July 21, 2025 (the “New Record Date”) are entitled to notice of and to vote at the 2025 Annual Meeting to be held on September 10, 2025 and any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE
2025 ANNUAL MEETING

Q:	Who is soliciting my vote?

A:
In this Proxy Statement, the Board is soliciting your vote as a stockholder of the Company on the matters before the 2025 Annual Meeting. For more information on the participants in the Board’s solicitation, please see “Participants in the Company’s Solicitation” on page 48 of this Proxy Statement.

Q:	Why did I receive these proxy materials?

A:
We are providing these proxy materials in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each stockholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this Proxy Statement and the 2024 Annual Report or (2) if requested, mailed you a paper copy of the proxy materials. You received these proxy materials because you were a stockholder of record as of the close of business on the New Record Date. If you have not received, but would like to receive, a paper copy of the proxy materials in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

Q:	What is the “Notice and Access” model and why did the Company elect to use it?

A:	We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” regulations promulgated by the SEC.

On or about July 25, 2025, we will mail to stockholders a Notice of Internet Availability in lieu of mailing a full printed set of the proxy materials. The Notice of Internet Availability includes instructions for accessing the proxy materials and voting by telephone or on the Internet.

We believe the electronic method of delivery under the Notice of Internet Availability model will decrease postage and printing expenses, expedite delivery of proxy materials to you and reduce our environmental impact, and we encourage you to take advantage of the availability of the proxy materials on the Internet. If you received the Notice of Internet Availability but would like to receive a full printed set of the proxy materials in the mail, you may follow the instructions in the Notice of Internet Availability for requesting such materials.

Q:	How can I get electronic access to the proxy materials?

A:
The Notice of Internet Availability will provide you with instructions for viewing our proxy materials for the 2025 Annual Meeting on the Internet and requesting that we send proxy materials to you by email. The proxy materials are also available at http://www.okapivote.com/BRN2025AGM, on our website at http://www.brninc.com under the “Investors” and “SEC Filings” tabs and on the SEC’s website (http://www.sec.gov).

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the 2025 Annual Meeting.

Q:	Are there any director nominees eligible for election at the 2025 Annual Meeting other than those proposed by the Board?

A:
No. The Sherwood Group, comprised of Ned L. Sherwood (individually and as trustee of the Ned L. Sherwood Revocable Trust), NLS Advisory Group, Inc., and MRMP-Managers LLC, provided a materially defective nomination notice to the Company of their intent to nominate five director candidates for election at the 2025 Annual Meeting in opposition to the five director candidates nominated by your Board. In light of the Board’s decision to invalidate the Sherwood Nominees and the Court Decision (as hereinafter defined) rendered by the Delaware Court of Chancery, the Defective Sherwood Nomination Notice (as hereafter defined) is invalid and the Sherwood Nominees will not be eligible to stand for election at the 2025 Annual Meeting

Accordingly, the Board will not permit the Sherwood Nominees to be presented for election at the 2025 Annual Meeting and the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this Proxy Statement does not include the names of the Sherwood Nominees on a “universal proxy card.”

Nonetheless, you may receive proxy solicitation materials from the Sherwood Group. The Company is not responsible for the accuracy of any information provided by or relating to the Sherwood Group or the invalid Sherwood Nominees contained in proxy materials filed or disseminated by or on behalf of the Sherwood Group or any other statements that the Sherwood Group may make.

Voting to “withhold” with respect to any of the Sherwood Nominees on a green proxy card sent to you by the Sherwood Group is not the same as voting “FOR” the Board’s nominees, because a vote to “withhold” with respect to any of the Sherwood Nominees on the Sherwood Group’s green proxy card will revoke any WHITE proxy card you may have previously submitted.

The Board recommends that you vote “FOR” the election of each of the nominees recommended by the Board on the enclosed WHITE proxy card. The Board of Directors strongly urges that you do not sign or return any green proxy card sent to you by the Sherwood Group. TO SUPPORT THE BOARD’S NOMINEES, YOU SHOULD VOTE “FOR” THE BOARD’S NOMINEES ON THE WHITE PROXY CARD AND DISREGARD, AND NOT RETURN, ANY GREEN PROXY CARD SENT TO YOU BY THE SHERWOOD GROUP.

Q:	I previously submitted a proxy card for the 2025 Annual Meeting. Do I need to take any action?

A:
If you were a holder of record as of the Original Record Date and previously submitted a proxy for the Annual Meeting to the Company, which proxy has not subsequently been revoked, and are a holder of record on the New Record Date, we will vote those proxies, covering all shares of our Common Stock that you own of record as of the New Record Date (including any shares acquired after the Original Record Date and prior to the New Record Date), at the reconvened 2025 Annual Meeting as specifically instructed through your proxy, or, if no direction was given, for Proposal No. 1, Proposal No. 2 and in the discretion of the named proxies on any other matter that may come before the Annual Meeting. However, you may change your vote or revoke your proxy at any time before it is voted at the 2025 Annual Meeting.

If you are a record holder on the New Record Date and have not previously submitted a proxy or, alternatively, you have previously voted using a green proxy card sent to you by the Sherwood Group, we urge you to submit a proxy to vote your shares over the Internet or by telephone as provided in the instructions set forth on the Notice of Internet Availability, or if you received a paper copy of the proxy materials, complete, date, sign and promptly return the enclosed WHITE proxy card whether or not you expect to attend the 2025 Annual Meeting.

Only your latest dated proxy will count. Any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting as described in this Proxy Statement.

Q:	Who can vote at the 2025 Annual Meeting?

A:
Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on July 21, 2025 (the “New Record Date”) will be entitled to vote at the 2025 Annual Meeting. On the New Record Date, 10,073,534 shares of Common Stock were issued and outstanding.

Q:	How many shares must be present to conduct the 2025 Annual Meeting?

A:
We must have a “quorum” present in person or by proxy to hold the 2025 Annual Meeting. Under our current Bylaws, a quorum is a majority of the issued and outstanding shares entitled to vote as of the New Record Date. Shares are counted as present at the 2025 Annual Meeting if a stockholder entitled to vote is present at the 2025 Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	What if a quorum is not present at the 2025 Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, then a majority in interest of the stockholders entitled to vote, present in person or by proxy at the Annual Meeting, or, if no stockholder entitled to vote is present in person or by proxy, any officer entitled to act as chairman or secretary of such meeting, may adjourn the Annual Meeting to another time or place.

Q:	How can I vote before the 2025 Annual Meeting?

A:
We encourage stockholders to submit their votes in advance of the 2025 Annual Meeting. To submit your votes by Internet, follow the instructions on the Notice of Internet Availability of Proxy Materials, WHITE proxy card or voting instruction form. If you elected to receive your materials by mail, you can also vote by telephone or simply complete and return the WHITE proxy or voting instruction form in the envelope provided. If you vote in advance using one of these methods, you are still welcome to attend the 2025 Annual Meeting and vote in person.

If you sign and return your WHITE proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board as described in this Proxy Statement. If any other matters are properly brought up at the Annual Meeting (other than the proposals contained in this Proxy Statement), then the named proxies will have the authority to vote your shares on those matters in accordance with their discretion and judgment.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Q:	How can I vote in person at the 2025 Annual Meeting?

A:
Stockholders who hold shares directly with the Company may attend the 2025 Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf. If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card, known as a “Legal Proxy” from that institution in advance of the 2025 Annual Meeting and bring it with you to hand in along with the ballot that will be provided.

Q:	How are the votes counted?

A:
You will have one vote for each share of our common stock that you owned on the New Record Date. If the proxy card is properly executed and returned prior to the 2025 Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on Proposal No. 2 (to ratify the appointment of Weaver and Tidwell, L.L.P.), subject to the exception described in the following Q and A.

Q:	How many votes are needed to have the proposals pass?

A:
Proposal No. 1 - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the 2025 Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Broker discretionary voting is not allowed for this proposal. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal No. 2 - Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the 2025 Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this proposal or they may abstain. Without your voting instructions, to the extent your broker, bank or other nominee provides you with the Sherwood Group’s proxy materials, your broker, bank or other nominee may not vote your shares with respect to Proposal No. 2 or on any of the other proposals on the agenda for the 2025 Annual Meeting. If, however, the Sherwood Group does not provide a green proxy card or a green voting instruction form to stockholders who hold their shares in street name, then Proposal No. 2 would be considered a routine matter and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your broker, bank or other nominee may choose not to exercise such discretionary authority. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this proposal.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	Yes. If you are a stockholder and previously voted by Internet, telephone or mail, you may revoke your proxy or change your vote by:

1.	voting in person at the Annual Meeting;

2.	voting again by Internet or telephone as set forth above before the closing of those voting facilities at 11:59 pm EDT on September 9, 2025;

3.	executing and mailing a proxy card that is properly signed and dated with a later date than your previous vote and that is received no later than 11:59 pm EDT on September 9, 2025; or

4.	giving timely written notice of the revocation to our Secretary which must be received before the closing of the polls at the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares. Your most recent proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Q:	How would my proxy be voted on other matters?

A:
The Board is not aware of any matters that are expected to come before the 2025 Annual Meeting other than those referred to in this Proxy Statement. The persons named on the proxy card will have discretionary authority to vote on business other than Proposal No. 1 and Proposal No. 2 as may properly come before the 2025 Annual Meeting.

Q:	What is the Board’s voting recommendation?

A:
For the reasons set forth in more detail later in the Proxy Statement, the Board recommends a vote FOR the election of Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz and Philip J. McPherson as directors of the Board (Proposal No. 1). The Board ratified the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025, which selection was made by the Company’s Audit Committee. The Board recommends a vote FOR Proposal No. 2.

Q:	Who will pay for the costs of this Proxy Solicitation?

A:
The Company will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, mail, electronic transmission and/or facsimile transmission. They will not receive any additional compensation for these activities.

Q:	What should I do if I receive more than one set of proxy materials?

A:
If you receive more than one set of proxy materials or multiple WHITE proxy cards in the mail, your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. To ensure that all of your shares are voted, for each set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed WHITE proxy card in the enclosed envelope.

Q:	Who can answer my questions?

A:	If you have any questions or require assistance in submitting a proxy for your shares, please contact the Company at its contact information listed below:

Barnwell Industries, Inc.
1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
Telephone: +1 (808) 531-8400
Email: adminassist@brninc.com
Attn: Alexander Kinzler or Russell Gifford

or:

Okapi Partners LLC
Telephone: +1 (877) 869-0171
Email: barnwell@okapipartners.com

Q:	What is “householding” and how does it affect me?

A:
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address and the same last name (or the company reasonably believes that they all are members of the same family) by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers engage in householding, delivering a single set of proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or the Company that proxy materials will be sent in the householding manner to the stockholder’s address, householding will continue until otherwise notified or until the stockholder revokes such consent. If, at any time, stockholders no longer wish to participate in householding and would prefer to receive separate proxy materials, they should notify their broker if their shares are held in a brokerage account, or the Company if they hold registered shares. The Company will deliver promptly upon written or oral request a separate copy of the Notice, the 2024 Annual Report, or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. To request the start or end of householding, stockholders should notify their broker or the Company. Any such written notice directed to the Company should be addressed to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Q:	How can I find out the results of the voting at the 2025 Annual Meeting?

A:	We plan to announce voting results shortly following the 2025 Annual Meeting. We will report voting results in a filing with the SEC within four business days of the 2025 Annual Meeting.

Q:	What happens if the 2025 Annual Meeting is postponed or adjourned?

A:
Insofar as the New Record Date remains the record date for the 2025 Annual Meeting, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BACKGROUND TO THE SOLICITATION

The Company regularly engages with stockholders on a range of topics, including extensive engagements with Ned L. Sherwood since February 2012.

On January 27, 2021, the Company entered into a cooperation and support agreement (the “2021 Cooperation Agreement”) with the Sherwood Group and Bradley M. Tirpak (“Tirpak”) to settle a potential proxy contest pertaining to the election of directors to the Board at the Company’s 2021 annual meeting of stockholders. Pursuant to the 2021 Cooperation Agreement, Sherwood agreed, among other things, to abide by customary standstill provisions from January 27, 2021 until ten business days prior to the deadline for the submission of stockholder nominations for directors for the Company’s 2023 annual meeting of stockholders (the “Initial Standstill Period”), provided that the Company achieved a positive pre-tax profit, as defined in the 2021 Cooperation Agreement, for its fiscal year 2021 and met certain other conditions set forth in the Cooperation Agreement. Such standstill restrictions included, but were not limited to, restrictions on making any public disclosure, announcement, statement, proposal, plan or request with respect to controlling, changing or influencing the Board or management of Barnwell or any other material change in the Company’s management, compensation, business, corporate or governance structure.

Throughout 2021 and 2022, the Sherwood Group repeatedly breached the 2021 Cooperation Agreement during the Initial Standstill Period by (i) engaging in a solicitation, (ii) seeking additional representation on the Board, (iii) making a public disclosure with respect to controlling the Board, (iv) making a public disclosure involving the Company, (v) offering a then-new member of the Board the Company’s CEO position without consulting the full Board and seemingly to co-opt the director’s independence and (vi) publicly disparaging Company management and the Board. These breaches of the 2021 Cooperation Agreement resulted in a costly investigation, severely damaged the morale of the management team and resulted in the director’s resignation from the Board in March 2022, only seven months after his appointment. Also, almost immediately after entering in the 2021 Cooperation Agreement, Sherwood breached his obligations under the 2021 Cooperation Agreement by failing to vote his shares or even appear at the 2021 annual meeting of stockholders, further demonstrating Sherwood’s cavalier approach to his legal and contractual obligations.

Despite Sherwood’s repeated violations of the 2021 Cooperation Agreement, in order to settle a threatened proxy contest pertaining to the election of directors to the Board at the Company’s 2023 and 2024 annual meeting of stockholders, on January 21, 2023, Alexander Kinzler (“Kinzler”), the Company’s second largest stockholder, and Barnwell entered into another cooperation and support agreement (the “2023 Cooperation Agreement”) with the Sherwood Group. Pursuant to the 2023 Cooperation Agreement, the Company agreed to nominate two directors proposed by Sherwood, Douglas Woodrum (“Woodrum”) and Laurance Narbut (“Narbut”), two directors proposed by the Company, namely Kenneth S. Grossman (“Grossman”) and Kinzler, along with a mutually agreed-upon new independent director, Joshua S. Horowitz (“Horowitz”), for election to the Board at the 2023 and 2024 annual meetings of stockholders.

Significantly, Horowitz was expressly approved by Sherwood as he had previously been a co-portfolio manager with one of Sherwood’s original 2020 board designees, Tirpak, who expressly endorsed Horowitz. Similar to the 2021 Cooperation Agreement, the 2023 Cooperation Agreement included critical, highly negotiated terms prohibiting various action by the Sherwood Group that amounted to interference with Barnwell’s management, operations and Board. Also, until January 21, 2025, the Sherwood Group agreed to limit its purchase of shares of Common Stock that would cause its ownership position to exceed 30% of the outstanding shares of Common Stock of the Company. This limitation on purchases and the standstill restrictions expired on February 4, 2025. The standstill provisions in the 2023 Cooperation Agreement were highly negotiated and served as part of Barnwell’s consideration to accept the five-person slate of directors at the Company’s 2023 and 2024 annual meetings of stockholders, including Woodrum, Narbut and Horowitz.

Within a short time after executing the 2023 Cooperation Agreement, the Sherwood Group began taking actions in violation thereof, including multiple attempts to intimidate or co-opt members of the Board and management to express opposition to the Company’s business, management policies and corporate structure. These actions became an expensive recurring matter for the Board and management to address, separate from their significantly more important obligations to oversee and manage Barnwell for the benefit of all stockholders. In mid-2024, Sherwood requested that Company management begin the hiring process for a new CFO. Sherwood has also consistently communicated veiled threats and demands for structural and operating changes to senior management and other Board members, all in direct violation of the 2023 Cooperation Agreement. These included (i) immediately eliminating all Hawaii personnel and operations, (ii) replacing the Company’s long-time outstanding SEC and corporate counsel (although neither Sherwood nor his designees have ever provided a less costly or objectively superior alternative), (iii) immediately selling the Company’s U.S. domestic energy investments and (iv) demanding termination of Alexander Kinzler from all Company positions, notwithstanding Mr. Kinzler’s decades-long institutional knowledge of the Company and cost-effective administrative and human resource services to the Company. In fact, Sherwood’s own designees have expressed their view that Kinzler provides valuable institutional knowledge and decades-long relationships important to maintaining smooth operations. Separately, in January 2025, the Sherwood Group filed two separate 14a-12 communications with the SEC, which violated the 2023 Cooperation Agreement.

In light of the potential pending expiration of the “standstill period” in the 2023 Cooperation Agreement and a threatened proxy contest or other actions that could be initiated by Sherwood in connection with the 2025 Annual Meeting, and taking into consideration Sherwood’s repeated violations of the 2023 Cooperation Agreement, the Board determined that it was in the best interest of Barnwell and its stockholders to form an ad hoc special committee of the Board (the “Special Committee”), consisting of Board members Grossman and Horowitz, for the limited purpose of making recommendations to the full Board with respect to various actions or alternatives that the full Board may choose to undertake regarding these matters. Formed on November 7, 2024 as a duly authorized Board committee permitted under the Company’s Bylaws and Section 141(c) of the DGCL, the Special Committee also was charged with conducting settlement negotiations with Sherwood in an effort to resolve any potential or actual proxy contest and make recommendations to the full Board with respect to the terms and conditions of, and approval of, any subsequent settlement agreement with Sherwood. In addition, the Special Committee was authorized to retain advisors.

On January 21, 2025, the Sherwood Group made a demand for inspection of books and records of Barnwell pursuant to DGCL Section 220 in contravention of the 2023 Cooperation Agreement.

On January 26, 2025, the Board, in line with the recommendation of the Special Committee, adopted a limited-duration stockholder rights plan (the “Rights Plan”) designed to protect the interests of the Company and all of its stockholders. The Rights Plan provides the Board sufficient time to make informed judgments and take actions that are in the best interests of Barnwell and all of its stockholders. The Rights Plan was adopted in response to the significant ownership position of the Sherwood Group and the refusal of the Sherwood Group to extend the 2023 Cooperation Agreement. The Board believed, and continues to believe, that it was prudent to adopt the Rights Plan after concerted efforts by the Special Committee to engage with the Sherwood Group were rebuffed and in light of statements made by Sherwood to members of the Board and management of the Company that he would obtain control of the Company in 2025. With the Rights Plan, the Board sought to deter the Sherwood Group from its efforts to take “creeping” control of the Company by purchasing more shares at the expiration of the 2023 Cooperation Agreement’s standstill period. An additional motivating factor considered by the Board when it decided to adopt the Rights Plan was the repeated failures by the Sherwood Group to timely file Forms 4, in violation of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder. As Barnwell stated at the time of its adoption, the Rights Plan was, and continues to be, designed to enable Barnwell’s stockholders to realize the long-term value of their investment, provide an opportunity for stockholders to receive fair and equal treatment in the event of any proposed takeover of Barnwell and guard against tactics to gain control of Barnwell without paying stockholders an appropriate premium for that control.

In January 2025, Narbut advised the Board that the Sherwood Group (or one of its affiliates) made an investment in a Canadian oil and gas partnership formed and controlled by Narbut. In a separate conversation, Sherwood advised management that he had invested a multi-million dollar sum in Narbut’s partnership. These commercial dealings between Sherwood and his representative on the Board (in this case, Narbut) presented a conflict of interest and demonstrate Sherwood’s attempt at exerting influence over the Board through questionable means. On February 21, 2025, the Company filed a Form 8-K disclosing that Narbut resigned as a director of the Company, effective February 19, 2025.

In late 2024 and early 2025, representatives of the Special Committee had certain communications with representatives of the Sherwood Group to see if there was a way to resolve the pending election contest at the 2025 Annual Meeting, including through an extension of the term of the existing 2023 Cooperation Agreement. The Special Committee also proposed a five-person board with two members selected by the Company, two representatives selected by the Sherwood Group, including Sherwood as Chairman of the board, and the Company’s CEO as the fifth member.

On February 14, 2025, the Sherwood Group delivered a defective and inaccurate nomination notice (the “Defective Sherwood Nomination Notice”) for the 2025 Annual Meeting, stating its intent to nominate five nominees, including Sherwood himself, to be elected to the Board at the 2025 Annual Meeting. The Sherwood Nomination Notice nominated Ned Sherwood, Brian Henry, Heather Isidoro, Benjamin Pierson and Douglas Woodrum (the “Sherwood Nominees”), only two of which the Sherwood Group seeks to install on the Board pursuant to the Sherwood Group Consent Solicitation – Sherwood himself and Heather Isidoro.

On February 18, 2025, in light of the potential conflicts of interests posed by certain directors selected by the Sherwood Group under the 2023 Cooperation Agreement, the Board formed an Executive Committee consisting of Horowitz, Grossman and Kinzler.

On February 24, 2025, the Company provided a prompt response by letter to the Sherwood Group, setting forth the numerous material inaccuracies in, and omissions from, the Defective Sherwood Nomination Notice (the “Company Response Letter”). Specifically, the Company Response Letter discussed the Sherwood Group’s failures to provide information necessary to make multiple disclosures required under the Bylaws, including information required to be disclosed in solicitations of proxies under Schedule 14A. These omissions included, among others, (i) information about the means of the solicitation; (ii) employees used for solicitation; (iii) the terms of any engagement with a proxy solicitation firm; (iv) the costs incurred and expected to be incurred by the Sherwood Group; (v) the responsibility for costs and potential reimbursement of costs; (vi) related party transactions; (vii) beneficial ownership of the Company’s Common Stock; and (viii) other information pertaining to the 2025 Annual Meeting. The Company Response Letter also identified several other defects in the Defective Sherwood Nomination Notice, including the Sherwood Group’s failures to accurately disclose the shares of Common Stock held by the Sherwood Group’s putative nominees; the failure to provide representations that the Ned L. Sherwood Revocable Trust would appear and present the Sherwood Nominees at the 2025 Annual Meeting and the failure of the Sherwood Nominees to consent to be named in the Company’s proxy statement for the 2025 Annual Meeting.

On March 4, 2025, without meeting or engaging with the Company to discuss its concerns, the Sherwood Group filed a preliminary consent solicitation statement with the SEC containing proposals to remove and replace all of Barnwell’s directors and to repeal certain related changes to the Bylaws (the “Sherwood Group Proposals”).

On March 5, 2025, Barnwell publicly announced through a press release that the slate of directors proposed by the Sherwood Group was disqualified because of the untimely, Defective Sherwood Nomination Notice.

On March 9, 2025, the Sherwood Group sent a subsequent letter to the Company, in which it purported to provide the information required by the Bylaws and the federal securities laws that the Sherwood Group had failed to provide in the Defective Sherwood Nomination Notice. Neither the Bylaws nor any other applicable state or federal law or regulation permit such late “supplementation,” weeks after the advance-notice deadline has passed. As such, the Company sent an additional letter to the Sherwood Group on March 11, 2025 informing it that Company stood by its prior decision to disqualify the Sherwood Nominees for election at the 2025 Annual Meeting.

On March 12, 2025 and March 13, 2025, the Sherwood Group filed revised preliminary consent solicitation statements with the SEC. In such filings, the Sherwood Group acknowledged that the slate of proposed directors they had put forth in the Defective Sherwood Nomination Notice differed largely from those included in the Sherwood Group Consent Solicitation, although the Sherwood Group was still continuing to proceed with its election contest at the 2025 Annual Meeting.

On March 14, 2025, the Sherwood Group filed a definitive consent solicitation statement with the SEC containing the Sherwood Group Proposals (the “Sherwood Group Consent Solicitation”). For any of the Sherwood Group proposals to be adopted in the Sherwood Group’s consent solicitation, valid, unrevoked consents signed by the holders of a majority of the shares of Common Stock outstanding must be delivered no later than May 13, 2025.

On March 26, 2025, the Company commenced litigation to invalidate Sherwood’s director nominees set forth in the Defective Sherwood Nomination Notice for the 2025 Annual Meeting. See “Certain Litigation”.

On March 28, 2025, Barnwell delivered a notice of its intended slate of nominees to the Sherwood Group, in compliance with Rule 14a-19(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On April 1, 2025, Barnwell filed its preliminary consent revocation statement with the SEC.

On April 11, 2025, Barnwell filed a definitive consent revocation statement with the SEC.

On April 14, 2025, Barnwell filed its preliminary proxy statement with the SEC in connection with the 2025 Annual Meeting.

On April 21, 2025, the Sherwood Group, among other things, asserted counterclaims against the Company and third-party claims against certain of its directors. The Sherwood Group also sought a temporary restraining order with respect to the Company’s solicitation for and convening of the 2025 Annual Meeting. See “Certain Litigation”.

On April 23, 2025, Barnwell filed its revised preliminary proxy statement with the SEC.

On April 24, 2025, the Sherwood Group filed a preliminary proxy statement with the SEC in order to solicit proxies from Company stockholders in support of its purported director nominees for election at the 2025 Annual Meeting.

On April 28, 2025, the Delaware Chancery Court declined to grant the Sherwood Group’s motion for a temporary restraining order with respect to the Company’s solicitation for and convening of the 2025 Annual Meeting. The Delaware Chancery Court granted the Sherwood Group’s motion for expedited proceedings and set a bench trial date of May 13, 2025.

On April 28, 2025, Barnwell filed a definitive proxy statement with the SEC in connection with the 2025 Annual Meeting.

On April 29, 2025, the Sherwood Group filed a revised preliminary proxy statement with the SEC.

On May 2, 2025, the Sherwood Group filed a definitive proxy statement with the SEC (the “Sherwood Proxy Statement”).

On May 13, 2025, the 60-day period for the Sherwood Group Consent Solicitation expired, through which the Sherwood Group sought the written consent of Company stockholders for the Sherwood Group Proposals to, among other things, remove and replace all incumbent directors of the Board and repeal certain changes to the Bylaws related to the Sherwood Group’s campaign (the “Sherwood Bylaws Proposal”) Upon expiration of the Sherwood Group Consent Solicitation, the Sherwood Group delivered written consents received from stockholders of the Company in connection with its consent solicitation.

Also on May 13, 2025, a trial on the merits was held by the Delaware Chancery Court related to the Defective Sherwood Nomination Notice (see “Certain Litigation”). The Delaware Chancery Court took the matter under advisement and reserved judgement on the merits of the case.

On May 14, 2025, the Company issued a press release disclosing the preliminary results of the Sherwood Group Consent Solicitation (the “Preliminary Results”), which indicated that Kinzler and Woodrum were removed from the Board, Ms. Heather Isidoro was elected to the Board and the Sherwood Bylaws Proposal was approved by a majority of stockholders.

On May 14, 2025, the Sherwood Group issued a press release disclosing its view of the preliminary results of the Sherwood Group Consent Solicitation. In that release, the Sherwood Group failed to disclose any votes with respect to Mr. Woodrum as indicated in the Preliminary Results. Also on May 14, 2025, the Sherwood Group issued a separate press release criticizing the Executive Committee.

On May 15, 2025, the Company filed its quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2025, as well as a corresponding earnings release on Form 8-K. Stockholders of the Company are urged to read and review these disclosures in their entirety regarding the recent financial performance and financial condition of the Company.

On May 16, 2025, the independent inspector of elections provided the Company and the Sherwood Group with the certified final results of the Sherwood Group Consent Solicitation (the “Independent Inspector Report”), which indicated that, as a result of stockholder action through the Sherwood Group Consent Solicitation, (1) the amendment to the Company’s Bylaws to remove the ability of stockholders of record who hold at least twenty-five percent (25%) in amount of the entire issued and outstanding capital stock of the Company to call a special meeting of stockholders of the Company, effective as of February 4, 2025, was repealed, (2) Kinzler and Woodrum were each removed as directors of the Board and (3) Heather Isidoro was elected as a director of the Board.

On May 19, 2025, the Company filed a Current Report on Form 8-K reporting the certified final results of the Sherwood Group Consent Solicitation consistent with the Independent Inspector Report.

On May 21, 2025, the Delaware Chancery Court ruled in favor of the Company and the Board, and held that the Defective Sherwood Nomination Notice was invalid and the Board properly applied the Bylaws in response to the Defective Sherwood Nomination Notice (the “Court Decision”). The Sherwood Group chose not appeal the Court’s decision that the Defective Sherwood Nomination Notice was invalid.

On May 22, 2025, the Company announced the Court Decision and separately disclosed that Mr. Alexander Kinzler, in light of the results of the Sherwood Group Consent Solicitation, voluntarily determined not to stand for re-election to the Board at the 2025 Annual Meeting. Also on May 22, 2025, the Company filed a supplement to its definitive proxy statement with the SEC in connection with the 2025 Annual Meeting.

On May 23, 2025, despite the Court Decision invalidating the Sherwood Nomination Notice, the Sherwood Group disseminated a press release noting that it will “continue [its] solicitation on the green card.”

On May 29, 2025, the Original Meeting was called to order, but the Company was unable to achieve a quorum as required under the Bylaws because the Sherwood Group refused to submit the proxies which it had solicited from the Company’s stockholders. As such, the Annual Meeting was adjourned to June 2, 2025, and again to June 17, 2025, each time due to lack of the required quorum.

On May 30, 2025, Ms. Heather Isidoro notified the Board that she resigned as a director of the Company, effective May 30, 2025. At the time of her resignation, Ms. Isidoro did not serve as a member of any committees of the Board. Ms. Isidoro’s resignation was made for personal reasons and not as a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

Also on May 30, 2025, the Sherwood Group issued a press release in which it acknowledged for the first time publicly that it “refused to turn in the [g]reen card votes”. By withholding the green proxy cards the Sherwood Group had actively solicited from Company stockholders leading up to the Annual Meeting, the Company was unable to achieve a quorum on the date of the Original Meeting on May 29, 2025, as well as on the adjourned meeting dates of June 2, 2025 and June 17, 2025.

On June 18, 2025, the Company announced, by means of a press release, the adjournment of the 2025 Annual Meeting for a third time to September 3, 2025 and the Board’s decision to set July 21, 2025 as the New Record Date for the 2025 Annual Meeting. To effectuate the rescheduling of the 2025 Annual Meeting in order to take advantage of the less costly notice and access method of distributing the proxy materials, the named proxies will convene on September 3, 2025 solely for the purpose of adjourning the 2025 Annual Meeting to the rescheduled date of September 10, 2025 at 9:00 a.m., Hawaii Standard Time.

On June 20, 2025, Sherwood, through a press release, disclosed a revised settlement proposal to reconstitute the Board. Thereafter, representatives of the Company contacted representatives of Sherwood to determine whether a mutually agreeable settlement could be reached with respect to the composition of the Board. No settlement could be reached as of the date of this Proxy Statement.

On July 18, 2025, the Board approved the revised Proxy Statement and accompanying form of proxy, and also approved a reduction in the size of the Board from five (5) to four (4) total members.

On July 25, 2025, the Company filed this Proxy Statement and separately announced through a press release the rescheduling of the 2025 Annual Meeting to September 10, 2025, with July 21, 2025 remaining the New Record Date.

CERTAIN LITIGATION

On March 26, 2025, the Company commenced a lawsuit against the Sherwood Group in the Delaware Chancery Court, seeking, among other remedies, declaratory judgment that the Defective Sherwood Nomination Notice was invalid and injunctive relief to enjoin the Sherwood Group from presenting its slate of nominees at the 2025 Annual Meeting due to the failure of the Sherwood Group to comply with the advance notice provisions of the Company’s Bylaws. While the Company and the Sherwood Group had agreed to expedited treatment in the Delaware Chancery Court, the Delaware Chancery Court declined to grant expedition of the lawsuit because, among other things, the Sherwood Group had not yet launched its proxy contest for the 2025 Annual Meeting and the Company had not yet set a date for the 2025 Annual Meeting.

On April 21, 2025, the Sherwood Group filed an answer to the Company’s complaint, counterclaims against the Company and a third-party complaint against Kinzler, Grossman and Horowitz in the Delaware Chancery Court, seeking, amongst other things, dismissal of all claims brought by the Company against the Sherwood Group, declaratory judgement that the Company’s directors breached their fiduciary duties, and injunctive relief to enjoin the Company from (i) applying the Company’s Bylaws to prevent the Sherwood Group from nominating its slate of nominees set forth in the Defective Sherwood Nomination Notice for election at the 2025 Annual Meeting and (ii) filing or distributing further proxy solicitation materials for the 2025 Annual Meeting until the Delaware Chancery Court issued a ruling determining whether the Sherwood Group complied with the advance notice provisions of the Company’s Bylaws. Also on April 21, 2025, the Sherwood Group contemporaneously filed a motion for a temporary restraining order and a motion for expedited proceedings.

On April 28, 2025, the Delaware Chancery Court declined to grant the Sherwood Group’s motion for a temporary restraining order with respect to the Company’s solicitation for and convening of the 2025 Annual Meeting. The Delaware Chancery Court granted the Sherwood Group’s motion for expedited proceedings and set a bench trial date of May 13, 2025. Also on May 13, 2025, a trial on the merits was held by the Delaware Chancery Court related to the Defective Sherwood Nomination Notice. The Delaware Chancery Court took the matter under advisement and reserved judgement on the merits of the case.

On May 21, 2025, the Delaware Chancery Court ruled in favor of the Company and the Board, and held that the Defective Sherwood Nomination Notice was invalid and the Board properly applied the Bylaws in response to the Defective Sherwood Nomination Notice. The Sherwood Group chose not appeal the Court’s decision that the Defective Sherwood Nomination Notice was invalid. Accordingly, the Board will not permit the Sherwood Nominees to be presented for election at the 2025 Annual Meeting and the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 500

HONOLULU, HAWAII 96813

PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 10, 2025

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement (this “Proxy Statement”) and the accompanying WHITE proxy card are being furnished to stockholders in connection with the 2025 Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on September 10, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “2025 Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the 2025 Annual Meeting for the purposes set forth in the Amended Notice of the 2025 Annual Meeting of Stockholders.

In connection with this Proxy Statement, the Company is furnishing our 2024 Annual Report, which has been filed with the Securities and Exchange Commission (the “SEC”).

The proxy materials are available on the Internet at http://www.okapivote.com/BRN2025AGM, under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com and on the SEC’s website (http://www.sec.gov). Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell. If a proxy is properly executed and submitted by following the instructions set forth on the Notice of Internet Availability (or, for stockholders who requested and received the proxy materials in the mail, by returning the WHITE proxy card or voting instructions card to the Company in the enclosed pre-paid envelope), the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification. Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted: FOR Proposal No. 1, the election of directors recommended by the Board; and FOR Proposal No. 2, the ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials and any additional information furnished to stockholders. The Company estimates that the total expenditures relating to the Company’s proxy solicitation (other than salaries and wages of officers and employees, but excluding costs of any litigation related to the solicitation of proxies in connection with the 2025 Annual Meeting) will be approximately $300,000, of which approximately $250,000 has been incurred as of the date hereof.

Proxies are being solicited by Barnwell primarily by the Internet through the SEC’s Notice and Access model, but in addition, solicitation through this method may be followed by solicitation in person, or by telephone, e-mail, facsimile or mail, by directors, officers and other employees of Barnwell without additional compensation. Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the New Record Date will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies. Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

We have retained Okapi for solicitation and advisory services in connection with solicitations relating to the 2025 Annual Meeting. Okapi has earned fees of $25,000 through the date of this Proxy Statement, applicable toward the final fee to be mutually agreed upon by Barnwell and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Barnwell in connection with the solicitation. Approximately 25 people may be employed by Okapi to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Barnwell has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain officers and certain other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2025 Annual Meeting. Certain required information regarding these “participants” is set forth in Appendix A to this Proxy Statement.

Currently, the Company’s Amended and Restated By-Laws (the “Bylaws”) provides for the election of directors by our stockholders. In accordance with the Bylaws, the election of directors will be decided by a plurality vote, the elected candidates being the candidates receiving the greatest number of affirmative votes (with each holder entitled to cast one vote for or against each candidate with respect to each share held by such holder) in person or by proxy (provided that a lawful quorum of stockholders be there represented in person or by proxy), with votes cast against such candidates and votes withheld having no legal effect.

In accordance with the Company’s Bylaws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by the Secretary of Barnwell by February 19, 2025. We did not receive any such nominations other than through the Defective Sherwood Nomination Notice, and no other nominations for election to our Board of Directors may be made by stockholders at the 2025 Annual Meeting.

The Board has set the number of directors at four following the 2025 Annual Meeting, and you will be asked to elect four directors at the 2025 Annual Meeting. All of the directors elected at the 2025 Annual Meeting will serve until the 2026 Annual Meeting and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Stockholders cannot vote “FOR” more than four directors at the 2025 Annual Meeting.

As described under “Nominees to the Board of Directors” below, in considering candidates for election to the Board, the Nominating Committee and the Board consider a number of factors, including the ability of the prospective nominees to represent the interests of the stockholders of the Company, the extent to which the prospective nominees contribute to the range of talent, skill and expertise appropriate for the Board and the extent to which the prospective nominees help the Board reflect the diversity of the Company’s stockholders, employees, customers and guests and the communities in which it operates.

There are a number of changes to the Board’s nominees for this year. As described under “Background to the Solicitation” above, Laurence Narbut resigned from the Board in February 2025, and has not been re-nominated to stand for election. In addition, Douglas N. Woodrum, who served on our Board and on various committees from 2020 through his removal as a result of the Sherwood Group Consent Solicitation on May 16, 2025, has not been re-nominated by the Board to stand for election at this year’s Annual Meeting. However, Mr. Woodrum was included as an invalid nominee of the Sherwood Group on the Defective Sherwood Nomination Notice. Furthermore, Mr. Alexander Kinzler has advised the Board that he would not stand for election at the Annual Meeting. Based upon the Company’s criteria for nominations of directors to the Board and the recommendation of the Nominating Committee, the Board determined to nominate Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz and Philip J. McPherson to serve until the 2026 Annual Meeting. See the section of this Proxy Statement titled “Nominees to the Board of Directors” for more information about the skills, qualifications, attributes and experiences that caused the Board to determine that its nominees should serve as directors.

In light of the Court Decision rendered by the Delaware Court of Chancery, the Defective Sherwood Nomination Notice is invalid and the Sherwood Nominees will not be eligible to stand for election at the 2025 Annual Meeting. Accordingly, the Board will not permit the Sherwood Nominees to be presented for election at the 2025 Annual Meeting and the Company will not recognize or tabulate any proxies or votes in favor of the Sherwood Nominees at the 2025 Annual Meeting. As a result of the foregoing, the WHITE proxy card accompanying this Proxy Statement does not include the names of the Sherwood Nominees on a “universal proxy card.”

Your Board recommends that you use the WHITE proxy card to vote “FOR” ONLY the election of the four nominees proposed by your Board of Directors (Kenneth S. Grossman, Craig D. Hopkins, Joshua S. Horowitz, and Philip J. McPherson). The Board strongly urges you to discard and NOT to vote using any green proxy card that may be sent to you by the Sherwood Group. If you have already voted using a green proxy card sent to you by the Sherwood Group, you have every right to change your vote and we strongly urge you to revoke that proxy by using the WHITE proxy card to vote in favor of ONLY the four nominees recommended by your Board - by Internet or telephone by following the instructions on the Notice of Internet Availability or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted - any proxy may be revoked at any time prior to its exercise at the 2025 Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi, at +1 (877) 869-0171 or at barnwell@okapipartners.com.

You may receive solicitation materials from the Sherwood Group, including proxy statements and green proxy cards. Barnwell is not responsible for the accuracy or completeness of any information provided by or relating to the Sherwood Group or the invalid Sherwood Nominees contained in solicitation materials filed or disseminated by or on behalf of the Sherwood Group or any other statements the Sherwood Group may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the applicable party with the SEC in connection with the 2025 Annual Meeting at the SEC’s website (http://www.sec.gov).

The Board of Directors recommends that you disregard any proxy card that may be sent to you by the Sherwood Group. Voting to “WITHHOLD” with respect to the Sherwood Nominees on their proxy card is not the same as voting “FOR” our Board of Directors’ nominees, because a vote to “WITHHOLD” with respect to the Sherwood Nominees on their proxy card will revoke any previous proxy submitted by you. In addition, it is possible that any green proxy card that you send to the Sherwood Group will not be voted at the Annual Meeting if the Sherwood Group continues to refuse to submit such proxies at the Annual Meeting in an effort to defeat a quorum.

If you are a registered holder and submit a validly executed WHITE proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the four nominees proposed by your Board and named in this Proxy Statement. If you are a beneficial holder and properly mark, sign and return your WHITE voting instruction form or use your WHITE voting instruction form or Notice of Internet Availability to vote via Internet or telephone, your shares will be voted as you direct your bank or broker. However, if you sign and return your WHITE voting instruction form or WHITE proxy card but do not specify how you want your shares voted with respect to the election of directors, they will be voted in line with the Board’s recommendation with respect to the proposal, i.e., “FOR” the four nominees proposed by the Board and named in this Proxy Statement, depending on the bank or broker through which you hold your shares. It is therefore important that you provide specific instructions to your broker or bank regarding the election of directors so that your vote with respect to this item is counted.

Each nominee has consented to serve if elected. If any nominee becomes unavailable to serve as a Director before the 2025 Annual Meeting, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. At this time, the Board knows of no reason why any of the Board’s nominees would not be able to serve as a director if elected.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held five meetings during the fiscal year ended September 30, 2024 and all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served. The independent directors met on three occasions out of the presence of management during the fiscal year ended September 30, 2024.

The following table sets forth, as to the nominees for election as directors: (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Kenneth S. Grossman[1]	2020	69
Director since 2020. Vice Chairman of the Board of the Company since April 1, 2024 and from May 11, 2021 to June 30, 2022. Chairman of the Board of the Company from January 21, 2023 to March 31, 2024 and from April 15, 2020 to May 10, 2021. Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged as a professional investor and the management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as leading investors and partners with respect to distressed and other capital-challenged “special situation” companies. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently a board member and/or special advisor for Concise Capital Management and a director of Nebraska Book Co, Inc.

Craig D. Hopkins	N/A	51
Chief Executive Officer and President of the Company since April 1, 2024. President of Octavian Oil, Ltd. since March 1, 2017, and President and Chief Operating Officer of Barnwell of Canada, Limited since July 1, 2020 (each wholly-owned subsidiaries of Barnwell Industries, Inc.). Mr. Hopkins received his Bachelors in Mechanical Engineering from the University of Calgary. Mr. Hopkins has a wealth of experience in the energy industry, having worked for three decades at a number of E&P companies in Canada. He began his career as a field production engineer for Canadian Occidental Petroleum Ltd., and continued in increasingly senior engineering and management roles at Crestar Energy Inc., Atlas Energy Ltd., Aspect Energy Ltd., Talisman Energy Inc., and the Company.

(1)	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Joshua S. Horowitz[2]	2023	47
Director since 2023. Portfolio Manager at Palm Management (US) LLC. Mr. Horowitz has held senior positions at Inverlochy Capital, an asset management firm, and Berggruen Holdings, the family office of Nicolas Berggruen. He began his career at Crossway Partners, a value strategy investment partnership. Mr. Horowitz holds a BS in Management, magna cum laude, from Binghamton University and also studied at the Bath School of Management in the United Kingdom. Mr. Horowitz also earned a NACD CERT Certificate in Cyber-Risk Oversight, issued by Carnegie Mellon University. Mr. Horowitz previously served as a Director of The Lincoln General Insurance Company (private), as well as 1347 Capital Corp (Nasdaq: TFSC), and is currently Chairman of the Board of Limbach Holdings (Nasdaq: LMB), a leading mechanical engineering concern. Since December 2023, he has served as Chairman of the Board of BK Technologies Corporation (NYSE: BKTI), a wireless communications company focused on the public safety market. Mr. Horowitz currently also serves as a board member of Kingsway Financial Services Inc. (NYSE: KFS), a holding company that owns or controls subsidiaries primarily in the business services and extended warranty industries. He has also served on the Board of NeuroMetrix (Nasdaq: NURO), a non-invasive medical device concern since April 2024. Mr. Horowitz formerly served on the Board of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Minim, Inc. (Nasdaq: MINM), and was Interim Chairman of the Board of Birner Dental Management Services, Inc. (OTC: BDMS), where he led the Company’s sale to Mid Atlantic Dental Partners. Mr. Horowitz also was a Board Observer at Biomerica, Inc. (Nasdaq: BMRA). Mr. Horowitz’s background in management and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company and his experience on numerous boards bring significant strategic, consensus-building and management skills to the Company.

(2)	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Philip J. McPherson[3]	N/A	50
Director from April 2020 to April 2023. Vice President of Capital Markets, Riot Blockchain, Inc. since March 1, 2021. Chief Financial Officer, Secretary, Treasurer and a director of Citadel Exploration, Inc. (OTCMKTS: COIL), a publicly traded energy company engaged in the exploration and development of oil and natural gas properties, from September 2012 to March 1, 2021, with nearly two decades of experience in the capital markets and financial services sectors. Mr. McPherson was also appointed as Interim Chief Executive Officer of Citadel Exploration in May 2019. He started his career as a retail stockbroker with Mission Capital in 1997 and became partner before it was acquired by oil and gas boutique C. K. Cooper & Company. At C.K. Cooper, Mr. McPherson was a research analyst specializing in small cap exploration and production companies. In 2007, he joined Global Hunter Securities as a partner and managing director of the energy research group. During his Wall Street career, Mr. McPherson was presented the Wall Street Journal “Best on the Street” Award and was named a Zack’s 5-Star Analyst for three consecutive years. He is a recognized expert on California E&P firms. Mr. McPherson received his Bachelors in Economics from East Carolina University.

(3)	This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter. The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member. If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee. The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics. The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities. In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities. Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board. Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

The Board will consider potential nominees brought to its attention by any director or officer of the Company. It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting. For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Submission of Stockholder Proposals for the 2025 Annual Meeting.” Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

●          a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

●          the candidate’s name, age, contact information and current principal occupation or employment;

●          the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

●          at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed under the heading “Submission of Stockholder Proposals for the 2026 Annual Meeting”, to the attention of Alexander C. Kinzler, Secretary. All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the 2025 Annual Meeting. All members of the Board of Directors attended the 2024 Annual Meeting of Stockholders of the Company, of which one attended in person and four attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Alexander C. Kinzler served as Executive Chairman of the Board (the “Chairman of the Board”) from April 1, 2024 through May 16, 2025, replacing Mr. Kenneth S. Grossman, who was Chairman of the Board from January 21, 2023 to March 31, 2024 and who became Vice Chairman of the Board on April 1, 2024. As Mr. Kinzler was removed from the Board through the Sherwood Group Consent Solicitation, the member of the Board who will be appointed to serve as the Chairman of the Board will be determined following the results of the 2025 Annual Meeting. The Company is a smaller reporting company and the Board has determined that the current structure is appropriate at this time. The Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy. The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time. This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman of the Board and Chief Executive Officer roles when necessary. Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person. At other times, they have been held by different individuals. In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

A primary function of the Board is risk oversight. The Board administers its risk oversight function both as a whole and through its committees. The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings. The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. Management is responsible for the Company’s day-to-day risk management activities. Other Board committees also consider and address risk as they perform their committee responsibilities. For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Named Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company. The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Grossman, Chairman, and Mr. Joshua Horowitz. The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable. The Compensation Committee held two meetings during the fiscal year ended September 30, 2024. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”).1 The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal year 2023 and Mr. Craig D. Hopkins, who was appointed as the Company’s Chief Executive Officer and President as of April 1, 2024, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company

Craig D. Hopkins	51
Chief Executive Officer and President since April 1, 2024. President of Octavian Oil, Ltd. since March 1, 2017, President and Chief Operating Officer of Barnwell of Canada, Limited since July 1, 2020. Octavian Oil, Ltd. and Barnwell of Canada, Limited are wholly-owned subsidiaries of Barnwell Industries, Inc.

Russell M. Gifford	70
Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985. Secretary from December 2002 to March 31, 2024. President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, from December 1999 until the sale of the subsidiary in March 2025.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2024 and September 30, 2023 to (1) Craig D. Hopkins, our Chief Executive Officer and President as of April 1, 2025, (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer and Treasurer as of April 1, 2025, and (3) Alexander C. Kinzler, our Secretary and General Counsel as of April 1, 2025.

[1]
Mr. Alexander Kinzler is no longer an executive officer of the Company. Alexander Kinzler served as a CEO from December 2016 until March 31, 2024 and served as President and Chief Operating Officer from December 2002 until March 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)[1]	Total ($)
Craig D. Hopkins[2] Chief Executive Officer and President	2024	180,075	35,270	157,800[3]	—	373,145
	2023	140,923	57,853	—	—	198,776
Russell M. Gifford Executive Vice President, Chief Financial Officer and Treasurer	2024	280,000	22,500	—	—	302,500
	2023	280,000	33,750	—	—	313,750
Alexander C. Kinzler[4] Chief Executive Officer, President, Chief Operating Officer, Secretary and General Counsel	2024	175,000	22,500	—	11,361	208,861
	2023	253,750	37,500	—	37,059	328,309

(1)	This amount represents directors’ fees and perquisites received with respect to medical insurance.

(2)
All ($) amounts with respect to Mr. Hopkins are the U.S. Dollar equivalent of compensation paid in Canadian Dollars. Mr. Hopkins became a Named Executive Officer as of April 1, 2024 when he was appointed as the Company’s Chief Executive Officer and President. Mr. Hopkins’s salary as Chief Executive Officer of the Company, effective April 1, 2024, is $196,600 which is the U.S. Dollar equivalent of C$265,000. His 2024 bonus will be paid in restricted stock units.

(3)	Mr. Hopkins received a grant of 60,000 restricted stock units on May 16, 2024.

(4)	Mr. Kinzler was Chief Executive Officer and President until March 31, 2024.

Grant of Plan-Based Awards

Name	Grant Date	Number of Units (#)
Craig D. Hopkins	May 16, 2024	60,000

Outstanding Equity Awards At Fiscal Year-End 2024

The following Outstanding Equity Awards At Fiscal Year-End 2024 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2024 to each Named Executive Officer.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Craig D. Hopkins	60,000 shares of Common Stock	-	3.33	02/2031	60,000[1]	135,600
Russell M. Gifford	60,000 shares of Common Stock	-	3.33	02/2031	-	-
Alexander C. Kinzler	60,000 shares of Common Stock	-	3.66	02/2026	-	-

(1)	Mr. Hopkins received a grant of 60,000 restricted stock units on May 16, 2024. Such restricted stock units vest as follows: 20,000 on May 16, 2025; 20,000 on May 16, 2026; and 20,000 on May 16, 2027.

The Company maintains a noncontributory defined benefit pension plan (“Pension Plan”) for its eligible U.S.-based employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service. Since December 31, 2019, future benefit accruals for all participants under the Pension Plan have been frozen. Consequently, current participants in the Pension Plan no longer accrue new benefits under the Pension Plan and new employees of the Company are no longer eligible to enter the Pension Plan as participants. Mr. Kinzler and Mr. Gifford are participants in the Pension Plan.

The Company also has a Supplemental Executive Retirement Plan (“SERP”), a noncontributory supplemental retirement benefit plan, in order to provide an additional incentive to certain current and former employees of the Company to remain with the Company for amounts exceeding the limits allowed under the Pension Plan. Since December 31, 2019, future benefit accruals for all participants under the SERP have been frozen. Consequently, current participants in the SERP no longer accrue new benefits under the SERP and new employees of the Company are no longer eligible to enter the SERP as participants. Mr. Kinzler and Mr. Gifford are participants in the SERP.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $100,000, half of which is paid by cash and half of the value of which is paid by grant of Restricted Stock Units (“RSU”) and are reimbursed for expenses incurred in connection with meeting attendance.

Director Compensation

The following Director Compensation table sets forth information with regard to the Board of Directors (other than Mr. Kinzler, an officer of the Company who previously served on the Board) with regard to compensation paid to them during the fiscal year ended September 30, 2024.

No non-employee members of the Board of Directors earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings in fiscal year 2024. As a result, the relevant columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Kenneth S. Grossman	50,000	50,000[1]	—	100,000
Joshua S. Horowitz	50,000	50,000	—	100,000
Laurance Narbut[2]	50,000	50,000	—	100,000
Douglas N. Woodrum[3]	50,000	50,000	—	100,000

(1)
Represents a grant by the Board of Directors on November 2, 2023 of 19,084 restricted stock units valued at $50,000 to the independent directors of the Board as partial payment of fiscal 2024 director fees for their service as members of the Board of Directors from the period of October 1, 2023 to September 30, 2024.

(2)	Mr. Narbut resigned from the Board of Directors effective as of February 19, 2025.

(3)	Mr. Woodrum was removed from the Board and all committees on which he served as a result of the Sherwood Group Consent Solicitation on May 16, 2025.

AUDIT COMMITTEE

The members of the Audit Committee are Messrs. Grossman and Horowitz. All of the members of the Audit Committee are independent (as independence is defined in Section 803(A) of the NYSE American listing standards). Due to the removal of Mr. Woodrum from the Board as a result of the Sherwood Group Consent Solicitation, the Audit Committee currently does not have an audit committee financial expert. The Board has adopted a written charter for the Audit Committee, a copy of which is available on our website. The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest. During the fiscal year ended September 30, 2024, the Audit Committee held five meetings.

REPORT OF THE AUDIT COMMITTEE

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented. Weaver and Tidwell, L.L.P. has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P. its independence. The committee also concluded that Weaver and Tidwell, L.L.P.’s performance of tax services to us and our affiliates, as pre-approved by the committee and described in the next section, does not impair Weaver and Tidwell, L.L.P.’s independence. Based upon its discussions with management and with Weaver and Tidwell, L.L.P., the Audit Committee has recommended to the Board that the audited consolidated financial statements be included in the 2024 Annual Report.

Audit Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., Little Falls, New Jersey, PCAOB ID 410, the Company’s independent registered public accounting firm for professional services rendered in connection with the audit of the annual financial statements included in the Company’s 2024 Annual Report, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2024 totaled $367,264. For the comparable services provided for the fiscal year ended September 30, 2023, the aggregate fees billed to the Company totaled $387,338.

Audit-Related Fees

For the fiscal years ended September 30, 2024 and September 30, 2023 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm for professional services rendered in connection with tax compliance, tax advice and tax planning for the fiscal year ended September 30, 2024 totaled $0. For the comparable services provided for the fiscal year ended September 30, 2023, the aggregate fees billed to the Company totaled $3,505.

All Other Fees

For the fiscal years ended September 30, 2024 and September 30, 2023 the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm, did not bill the Company for fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures: (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Kenneth S. Grossman
Joshua S. Horowitz

EXECUTIVE COMMITTEE

The members of the Executive Committee are Mr. Horowitz, Chairman, and Mr. Grossman. The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws. During the fiscal year ended September 30, 2024, there were no members of the Executive Committee and it held no meetings.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. Horowitz, Chairman, and Mr. Grossman. During the fiscal year ended September 30, 2024, the Nominating Committee held one meeting. The purpose of the Nominating Committee is to identify and select or recommend qualified nominees to be elected to the Board of Directors at the annual meeting of stockholders (consistent with criteria approved by the Board of Directors), identify, select or recommend qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors) and undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating Committee.

RESERVES COMMITTEE

The Reserves Committee is currently vacant as of the date of this Proxy Statement. The Reserves Committee was previously comprised of Mr. Kinzler, Chairman, and Mr. Woodrum, but both Mr. Kinzler and Mr. Woodrum were removed from the Board and all committees on which they served as a result of the Sherwood Group Consent Solicitation. During the fiscal year ended September 30, 2024, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions that occurred during fiscal years 2023 and 2024 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 15, 2025 with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[1]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	867,544	8.6%

Ned L. Sherwood	151 Terrapin Point, Vero Beach, Florida	3,006,033[2]	29.8%

Alexander C. Kinzler	1100 Alakea Street, Suite 500 Honolulu, Hawaii	999,500[3]	9.6%

Barnwell Industries, Inc. Employees’ Pension Plan Trust	1100 Alakea Street, Suite 500 Honolulu, Hawaii	520,350[4]	5.2%

Joshua S. Horowitz	1100 Alakea Street, Suite 500 Honolulu, Hawaii	339,143[5]	3.3%

Russell M. Gifford	1100 Alakea Street, Suite 500 Honolulu, Hawaii	160,000[6]	1.5%

Kenneth S. Grossman	1100 Alakea Street, Suite 500 Honolulu, Hawaii	162,595[7]	1.6%

Craig D. Hopkins	1100 Alakea Street, Suite 500 Honolulu, Hawaii	211,000[8]	2.0%

Philip J. McPherson	1100 Alakea Street, Suite 500 Honolulu, Hawaii	0	0%

All directors and executive officers as a group (4 persons)		872,738[9]	8.4%

(1)
A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options. Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2)
Represents shares held as of March 4, 2025 as reported on a Schedule 13D filed by Ned L. Sherwood. According to such filing, Mr. Sherwood may be deemed to beneficially own 3,006,033 shares of Common Stock of the Company, which includes (i) 2,767,995 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.

(3)	Includes 60,000 shares underlying options that are exercisable.

(4)
Represents shares held as of June 26, 2025 as reported on a Schedule 13D filed by the Barnwell Industries, Inc. Employees’ Pension Plan Trust. Mr. Kenneth Grossman and Mr. Alexander Kinzler serve as 2 of 5 trustees of the Barnwell Industries, Inc. Employees’ Pension Plan Trust.

(5)
Includes 270,276 shares held by Palm Global Small Cap Master Fund LP (“Palm Global”) and 68,867 shares held directly by Mr. Horowitz including 45,539 Restricted Stock Units of which 15,689 are vested. Palm Management (US) LLC, as the investment manager of Palm Global may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Due to his position with Palm Global and Palm Management (US) LLC, Mr. Horowitz may be deemed to be a beneficial owner of the shares of Common Stock disclosed as directly owned by Palm Global. Mr. Horowitz expressly disclaims such beneficial ownership except to the extent of his pecuniary interest therein.

(6)	Includes 60,000 shares underlying options that are exercisable.

(7)	Includes 60,000 shares underlying options that are exercisable and 39,178 Restricted Stock Units.

(8)	Includes 60,000 shares underlying options that are exercisable and 106,000 Restricted Stock Units.

(9)
Includes shares underlying options that are exercisable: 60,000, for Mr. Gifford; 60,000 for Mr. Grossman; and 60,000 for Mr. Hopkins. For Mr. Hopkins, includes 106,000 Restricted Stock Units. For Mr. Grossman, includes 39,178 Restricted Stock Units. For Mr. Horowitz, includes 39,178 Restricted Stock Units.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF WEAVER AND TIDWELL, L.L.P. AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING SEPTEMBER 30, 2025

The Audit Committee has appointed Weaver and Tidwell, L.L.P. to serve as our independent registered public accounting firm for fiscal year 2025. Weaver and Tidwell, L.L.P. has served as the Company’s independent registered public accounting firm since 2020 and is considered by management to be well qualified. Although stockholder ratification of the Audit Committee’s appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm is not required, the Board of Directors is submitting the appointment of Weaver and Tidwell, L.L.P. to the stockholders for ratification. If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm. In addition, even if the stockholders ratify the appointment of Weaver and Tidwell, L.L.P., the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company. We are asking our stockholders to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for fiscal year 2025.

Weaver and Tidwell, L.L.P. expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Unless contrary instructions are received, the shares represented by a properly executed proxy will be voted “FOR” this proposal, which would be your vote to ratify the appointment of Weaver and Tidwell, L.L.P. as our independent registered public accounting firm for the fiscal year ending September 30, 2025.

The Board recommends a vote FOR the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC. Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees. The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer. The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

	Proposals for inclusion in the 2026 Proxy Statement	Other proposals/nominees to be presented at the 2026 Annual Meeting*
Type of proposal	SEC rules permit stockholders to submit proposals for inclusion in our 2026 Proxy Statement by satisfying the requirements set forth in Rule 14a-8 of the Exchange Act.
Stockholders may present proposals for business to be considered or proposals for director nominations directly at the 2026 Annual Meeting (and not for inclusion in our proxy materials) by satisfying the requirements set forth in Article I, Section 1.13 of our Bylaws.*

When proposal must be received by the Company
No later than December 30, 2025, provided, however, that if the Company does not hold an annual meeting in 2025, or if the date of the 2026 annual meeting of stockholders has been changed by more than 30 days from the date of the 2025 Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials for the 2026 annual meeting of stockholders.

No earlier than January 28, 2026 and no later than February 27, 2026; provided, however, that in the event that no annual meeting of stockholders is held in 2025 or the date of the 2026 annual meeting of stockholders is changed by more than thirty (30) days from the date of the 2025 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the 2026 annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such 2026 annual meeting of stockholders is first made.

In addition to satisfying the requirements under our Bylaws, to comply with the proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Barnwell’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Barnwell’s nominees) no later than March 30, 2026; provided, however, that if the Company does not hold an annual meeting during 2025, or the date of the 2026 annual meeting of stockholders is changed by more than 30 calendar days from the 2025 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is first made by the Company.

Where to send	Delivered to, or be mailed and received at the Company’s principal executive offices: Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813
What to include	The information required by Rule 14a-8 of the Exchange Act.
The information required by our Bylaws including, without limitation, the following information with respect to stockholder director nominees (among other matters): (i) the proposing person’s notice, (ii) the nominee’s written questionnaire with respect to the background and qualifications of such nominee including all information related to the candidate that is required to be disclosed in a proxy statement or other filings in connection with the solicitation of proxies for the election of directors in a contested election pursuant to Section 14(a) of the Exchange Act and related rules and regulations, and (iii) a representation from the nominee that he or she is not party to and will not become a party to any agreement about how such person will act or vote on Board matters that has not been disclosed to the Company, (iv) disclosure of any agreement or arrangement with any person, other than the Company, to any direct or indirect compensation, reimbursement or indemnification for service as a Board member.

*
Our Bylaws are available upon request by writing to: Barnwell Industries, Inc., Office of the Corporate Secretary 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813. The Bylaws are also available at the Company’s  8-K filed on May 19, 2025: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000010048/000114036125019788/ef20049292_8k.htm.

 GENERAL

No business other than those set forth in Items (1), (2) and (3) of the Amended Notice of the 2025 Annual Meeting is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Stockholders may obtain a copy, without charge, of the Company’s 2024 Annual Report, as filed with the Securities and Exchange Commission, by writing to Alexander C. Kinzler, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “Investors” and “SEC Filings” tabs at the Company’s website (www.brninc.com).

Participants in the Company’s Solicitation

Under applicable SEC regulations, the directors and certain executive officers of the Company are deemed to be “participants” in this Proxy Solicitation by the Company. Please refer to the sections entitled “Security Ownership of Certain Beneficial Owners and Management” and “Certain Information Regarding Participants in this Proxy Solicitation” for information about our directors and officers who might be deemed to be participants in the solicitation.

Solicitations of Proxies

The cost of soliciting proxies will be borne by the Company. We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board and all expenses of this solicitation will be borne by the Company.

Proxies are being solicited by Barnwell primarily by the Internet through the SEC’s Notice and Access Model, but in addition, the solicitation may be in person, or by telephone, mail, e-mail or facsimile communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of Barnwell without additional compensation therefore. Other than the persons described herein, no general class of employee of the Company will be employed to solicit stockholders. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

We have retained Okapi for solicitation and advisory services in connection with solicitations relating to the 2025 Annual Meeting. Okapi has earned fees of $25,000 through the date of this proxy statement, applicable toward the final fee to be mutually agreed upon by Barnwell and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Barnwell in connection with the solicitation. Approximately 25 people may be employed by Okapi to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Barnwell has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. The Company estimates that the total expenditures relating to the Company’s proxy solicitation (other than salaries and wages of officers and employees, but excluding costs of any litigation related to the solicitation of proxies in connection with the 2025 Annual Meeting) will be approximately $300,000, of which approximately $250,000 has been incurred as of the date hereof.

Forward-Looking Statements

This Proxy Statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our expectations regarding the likelihood that we are able to obtain a quorum at the Annual Meeting, our ability to successfully solicit proxies from our stockholders, our ability to execute on drilling opportunities in Canada. our financial condition and strategies, and the other risks set forth in our filings with the SEC, including our 2024 Annual Report and our Quarterly Reports on Form 10-Q. Any or all of the forward-looking statements may turn out to be incorrect or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this Proxy Statement. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION

Transactions in the Common Stock During the Past Two Years

A list of all acquisitions and dispositions of the Common Stock made during the last two years by persons who may be deemed participants in the Company’s solicitation of proxies is attached as Appendix A to this document.

Other Contracts, Arrangements, and Understandings with Participants

Except as otherwise set forth in this Proxy Statement, to the best of the Company’s knowledge: (i) none of the participants in the Company’s solicitation of proxies is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither any of the participants nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Beneficial Ownership of the Common Stock by Associates of Participants

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies has any “associates” (as defined in Rule 14a-1 under the Exchange Act) who beneficially own any shares of the Common Stock.

Beneficial Ownership of Securities of the Company’s Subsidiaries

To the best of the Company’s knowledge, none of the participants in the Company’s solicitation of proxies beneficially owns, directly or indirectly, any securities of any parent or subsidiary of the Company.

By Order of the Board of Directors,

/s/ Alexander C. Kinzler
ALEXANDER C. KINZLER Secretary
Dated: July 25, 2025

APPENDIX A - ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THIS PROXY SOLICITATION

Under applicable SEC rules and regulations, members of the Board, certain officers and certain other employees of the Company are considered “participants” with respect to the solicitation of proxies. The following sets forth certain information about the persons who are considered “participants.”

1.          Directors

The principal occupations or employment of the Company’s directors are set forth under the heading “Information About the Current Directors of the Company” in this Proxy Statement. The names of the Company’s directors are set forth below, and the business address for all directors is: c/o Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Name
Kenneth S. Grossman
Joshua S. Horowitz

2.          Certain Officers and Other Employees

The following table sets forth the name and principal occupation of the Company’s officers and certain employees who are considered “participants.” The principal occupation refers to such person’s position with the Company, and the principal business address of each such person is Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813.

Name	Principal Occupation
Craig D. Hopkins	President and Chief Executive Officer
Russell M. Gifford	Chief Financial Officer, Executive Vice President and Treasurer
Alexander C. Kinzler	Secretary and General Counsel

3.          Information Regarding Ownership of the Company’s Securities by Participants

Except as described in this Appendix A or in this Proxy Statement, none of the persons listed above under “Directors” or “Certain Officers and Other Employees” owns any Company securities of record that they do not own beneficially. The number of Company securities beneficially owned by directors and named executive officers as of July 15, 2025, is set forth under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

4.          Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under “Directors” and “Certain Officers and Other Employees.” None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold (03/22/2023 through 07/15/2025)

Name	Date	# of Shares Acquired (Disposed)	Security Type	Transaction Code*
Alexander C. Kinzler	03/22/2023	10,000	Common Stock	P
Joshua S. Horowitz	04/24/2023	14,000	Common Stock	P
Joshua S. Horowitz	04/26/2023	6,244	Common Stock	P
Kenneth S. Grossman	05/11/2023	22,728	Common Stock	A
Joshua S. Horowitz	06/09/2023	9,328	Common Stock	A
Kenneth S. Grossman	06/09/2023	9,328	Common Stock	A
Joshua S. Horowitz	11/02/2023	19,084	Common Stock	A
Kenneth S. Grossman	11/02/2023	19,084	Common Stock	A
Joshua S. Horowitz	12/20/2023	10,000	Common Stock	P
Joshua S. Horowitz	12/21/2023	3,209	Common Stock	P
Joshua S. Horowitz	12/22/2023	14,000	Common Stock	P
Joshua S. Horowitz	02/29/2024	1,208	Common Stock	P
Joshua S. Horowitz	03/01/2024	8,252	Common Stock	P
Joshua S. Horowitz	03/04/2024	2,203	Common Stock	P
Craig T. Hopkins	04/01/2024	5,000	Stock Option (Right to Buy)	A
Craig T. Hopkins	05/16/2024	60,000	Common Stock	A
Joshua S. Horowitz	08/21/2024	7,000	Common Stock	P
Joshua S. Horowitz	08/23/2024	10,096	Common Stock	P
Craig T. Hopkins	08/28/2024	5,000	Common Stock	P
Craig T. Hopkins	08/29/2024	5,000	Common Stock	P
Kenneth S. Grossman	10/24/2024	26,455	Common Stock	A
Joshua S. Horowitz	10/24/2024	26,455	Common Stock	A
Craig T. Hopkins	01/09/2025	45,000	Common Stock	A
Craig T. Hopkins	01/09/2025	21,000	Common Stock	A
Craig T. Hopkins	01/17/2025	10,000	Common Stock	P

*	Transaction Codes

A – Grant, award or other acquisition pursuant to Rule 16b-3(d)
F – Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3
P – Open market or private purchase of non-derivative or derivative security

5.          Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in this Proxy Statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since October 1, 2023, or has knowledge of any current proposed transaction or series of proposed transactions (i) to which the Company or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000 and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or in this Proxy Solicitation, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company or any securities of any subsidiary of the Company, and (b) no participant owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or any of its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix A or in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since October 1, 2023, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this Appendix A or in this Proxy Statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon with respect to this Proxy Solicitation.

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WHITE PROXY CARD BARNWELL INDUSTRIES, INC. ADJOURNED ANNUAL MEETING OF STOCKHOLDERS | SEPTEMBER 10, 2025 9:00 A.M. This proxy is solicited by the Board of Directors  The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Russell M. Gifford and Alexander C. Kinzler, and each of them attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which undersigned may be entitled to vote at the adjourned Annual Meeting of Stockholders of the Company to be held on September 10, 2025, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii, and at any subsequent adjournment or postponements of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the direction indicated on the reverse side of this card, and the proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any subsequent adjournments or postponements thereof. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL OF THE NOMINEES UNDER PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT – PLEASE VOTE TODAY (Continued to be signed and dated on the reverse side) SEE REVERSE SIDE ▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▲

WHITE PROXY CARD Please mark vote as indicated in this example: The Board of Directors recommends you vote “FOR” the following:   1. Election of Directors   Nominees:   (01) Nominee Withdrawn (02) Kenneth S. Grossman    (03) Joshua S. Horowitz    (04) Craig D. Hopkins    (05) Philip J. McPherson FOR ALL WITHHOLD ALL  FOR ALL EXCEPT   To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.    Date: Signature Signature (Joint Owner)   Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,    executor, administrator, or other fiduciary, please give full title as such. Joint    owners should each sign personally. All holders must sign. If a corporation or    partnership, please sign in full corporate or partnership name, by authorized officer. The Board of Directors recommends you vote “FOR” the    following proposal:   2. Appointment of Independent Registered Public Accountants.   Appointment of Weaver and Tidwell, L.L.P. as the independent      registered public accounting firm.      FOR ALL WITHHOLD ALL  ABSTAIN      NOTE: The undersigned acknowledges receipt of the Amended Notice of the Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2024.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED▲TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET Your telephone or internet proxy authorizes the named proxies to vote your shares in the same manner as if you marked, signed and retuned your WHITE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.okapivote.com/BRN2025A. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE:  You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. CALL TOLL FREE (877) 219-9623 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proxy separately.OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.Internet and Telephone voting is available through 11:59 P.M. Eastern Time on September 9, 2025. CONTROL NUMBER For Telephone/Internet Proxy